PRESS RELEASE                                                       EXHIBIT 99.1

RECKSON ASSOCIATES REALTY CORP.
625 RECKSON PLAZA
UNIONDALE, NY  11556
(516) 506-6000 (PHONE)
(516) 506-6800 (FACSIMILE)
CONTACT:  SCOTT RECHLER, CEO
          MICHAEL MATURO, PRESIDENT AND CFO

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FOR IMMEDIATE RELEASE

       RECKSON SETS RECORD DATE AND DATE OF SPECIAL MEETING FOR VOTE WITH
                  RESPECT TO MERGER WITH SL GREEN REALTY CORP.

     (UNIONDALE, NEW YORK, OCTOBER 5, 2006) - RECKSON ASSOCIATES REALTY CORP. (NYSE: RA) announced today that it had called a special meeting of shareholders to be held at 10:30 a.m. local time on November 22, 2006 at 1350 Avenue of the Americas, New York, New York at which Reckson will seek shareholder approval of the agreement and plan of merger dated August 3, 2006 with certain affiliates of SL Green Realty Corp. and the transactions contemplated thereby. Shareholders of record as of the close of business on October 13, 2006 will be entitled to vote at the special meeting.

     Reckson is a self-administered and self-managed real estate investment trust (REIT) specializing in the acquisition, leasing, financing, management and development of Class A office properties.

     Reckson is one of the largest publicly traded owners, managers and developers of Class A office properties in the New York Tri-State area and wholly owns, or has substantial interests in, a total of 101 properties comprised of approximately 20.2 million square feet. For additional information on Reckson, please visit the Company's web site at WWW.RECKSON.COM.

Additional Information and Where to Find It

     This press release does not constitute an offer of any securities for sale. In connection with the proposed transaction, SL Green and Reckson expect to file a definitive proxy statement/prospectus as part of a registration statement regarding the proposed transaction with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about SL Green and Reckson and the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents when filed by SL Green and Reckson with the SEC at the SEC's website at WWW.SEC.GOV. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from SL Green or Reckson by directing such request to: SL Green, 420 Lexington Avenue, New York, NY 10170, Attention: Investor Relations, or Reckson, 625 Reckson Plaza, Uniondale, NY 11556, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

SL Green and Reckson and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Reckson in connection with the merger. Information about SL Green and its directors and executive officers, and their ownership of SL Green securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of SL Green, which was filed with the SEC on April 17, 2006. Information about Reckson and its directors and executive officers, and their ownership of Reckson securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Reckson, which was filed with the SEC on April 10, 2006. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement/prospectus when it becomes available.

     CERTAIN MATTERS DISCUSSED HEREIN, INCLUDING GUIDANCE CONCERNING THE COMPANY'S FUTURE PERFORMANCE, ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF RESULTS AND NO ASSURANCE CAN BE GIVEN THAT THE EXPECTED RESULTS WILL BE DELIVERED. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE EXPECTED. SUCH RISKS, UNCERTAINTIES AND OTHER FACTORS RELATE TO, AMONG OTHERS, THE SEC DECLARING EFFECTIVE THE REGISTRATION STATEMENT RELATED TO THE SL GREEN STOCK TO BE ISSUED ON CONSUMMATION OF THE MERGER. FOR FURTHER INFORMATION ON FACTORS THAT COULD IMPACT RECKSON, REFERENCE IS MADE TO RECKSON'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. RECKSON UNDERTAKES NO
RESPONSIBILITY TO UPDATE OR SUPPLEMENT INFORMATION CONTAINED IN THIS PRESS RELEASE. ###